Share-based compensation	12 Months Ended
Mar. 31, 2015
Share-based compensation.
Share-based compensation

18Share-based compensation

At the annual general meeting of the Company on February 18, 2011 (the “Adoption Date”), the shareholders of the Company approved a restricted share unit (the “RSU Scheme”) for the purpose of attracting and retaining skilled and experienced personnel. Certain administrative provisions of the RSU scheme were subsequently amended by the Board of Directors of the Company in August 2014. The RSU Scheme will be valid and effective for a period of ten years commencing from the Adoption Date of the RSU Scheme.

On December 15, 2014 (the “Grant Date”), the Company granted a total of 7,300,000 restricted share units (“RSUs”) to certain executives, directors and key employees (the “RSU Grantees”) under the RSU Scheme. The RSUs will be vested in whole at any time during its valid period, subject to the fulfilment of certain operational and/or financial performance targets as set by relevant committee of the Company’s Board of Directors from time to time. Upon vesting, each RSU shall be entitled to the transfer or issue of one ordinary share in the share capital of the Company. The RSUs are exercisable only if the RSU Grantees remained employed by the Company.

On December 15, 2014, the Company established a trust (the “Trust”) to facilitate the operation of the RSU Scheme and to hold ordinary shares for the benefit of the RSU Grantees as a class. The Trust is administered by a trustee (the “Trustee”) pursuant to the deed of settlement entered into between the Company and the Trustee. On the same day, out of 7,300,000 RSUs granted, 7,080,000 ordinary shares were issued by the Company and deposited into the Trust. Such ordinary shares will be transferred to respective RSU Grantees (or their designated nominees) when the vesting conditions are fulfilled and upon the confirmation of the Board of Directors of the Company. The total equity investment of the Trustee is not sufficient to permit itself to finance its activities without additional subordinated financial support by other parties (e.g. the Company). Also, the Trustee is enslaved to the deed of settlement to manage the Trust fund upon the instructions from the Company. Thus, equity holder of the Trustee does not have the direct or indirect ability to make decisions about the Trustee’s activities that have a significant effect on the success of the Trustee through its equity interest.

The fair value of each RSU is US$4.15, which was based on the market price of the ordinary shares of the Company at Grant Date. During the year ended March 31, 2015, the RSUs granted had not been vested and there were 7,300,000 RSUs outstanding and nil exercisable as of March 31, 2015 with a weighted average remaining contract life of 3 years. Management assessed that the satisfaction of the operational and/or financial performance targets of the RSUs granted are achievable within its valid period.

Share-based compensation expense recognized for non-vested RSUs is allocated to the following expense items:

	Year ended March 31,
	2013	2014	2015	2015
	RMB	RMB	RMB	US$

Direct costs	—	—	416	67
Sales and marketing	—	—	4,624	746
General and administrative	—	—	11,495	1,854

Total share-based compensation expense	—	—	16,535	2,667